Exhibit 99.1
Financial News Release

Contact Information:	Steven Moore
Pixelworks, Inc.
408-200-9221
smoore@pixelworks.com
Conference Call at 2 p.m. PDT, April 24, 2008 – Pixelworks will host a conference call at 2 p.m. PDT, April 24, 2008, which can be accessed by calling 617-597-5364 and using pass code 54437929. The Web broadcast can be accessed by visiting the Company’s investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived for 30 days. A replay of the conference call will also be available through midnight on April 29, 2008, and can be accessed by calling 617-801-6888 and using pass code 80515620.
Pixelworks Reports First Quarter 2008 Financial Results
Tualatin, Ore., April 24, 2008 — Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology, today announced financial results for the first quarter ended March 31, 2008.
     First quarter 2008 revenue was $24.0 million, at the high end of management guidance, reflecting stable revenue generation from the Company’s core projector and advanced television businesses as well as sales of legacy products. Revenue for the first quarter declined 11% sequentially from $27.0 million in the fourth quarter of 2007 and was unchanged from $24.0 million in the first quarter of 2007.
     First quarter 2008 GAAP gross profit margin was 48.7 percent, unchanged from 48.7 percent in the fourth quarter of 2007 and up 7.6 percentage points from 41.1 percent in the first quarter of 2007. Cost of sales included restructuring charges and non-cash expenses totaling $0.7 million in the first quarter of 2008, $0.8 million in the fourth quarter of 2007 and $0.8 million in the first quarter of 2007. First quarter 2008 non-GAAP gross profit margin was 51.7 percent, compared with 51.5 percent in the fourth quarter of 2007 and 44.5 percent in the first quarter of 2007. Higher GAAP and non-GAAP gross profit margin in the first quarter of 2008 compared with the first quarter of 2007 was the result of continued improvements in material pricing and production yields, as well as a favorable mix of products sold.
     First quarter 2008 GAAP operating expenses were $12.5 million, at the low end of management guidance, compared with $19.7 million in the fourth quarter of 2007 and $22.4 million in the first quarter of 2007. First quarter 2008 GAAP operating expenses included $1.0 million in restructuring charges and $1.0 million in non-cash expenses; fourth quarter GAAP operating expenses included $6.2 million
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Pixelworks Reports First Quarter 2008 Financial Results
April 24, 2008

in restructuring charges and $1.6 million in non-cash expenses; and first quarter 2007 GAAP operating expenses included $2.8 million in restructuring charges and $1.8 million in non-cash expenses.
     Non-GAAP operating expenses were $10.5 million in the first quarter of 2008, at the low end of management guidance, down $1.4 million from $11.9 million in the fourth quarter of 2007 and down $7.3 million from $17.8 million in the first quarter of 2007. The significant year over year decrease in GAAP and non-GAAP operating expenses was a direct result of the Company’s restructuring actions, which are focused on returning Pixelworks to profitability.
     A benefit from income taxes of $1.6 million on a GAAP and non-GAAP basis in the first quarter of 2008 resulted from non-recurring items related to refundable research and experimentation credits, the reversal of a tax contingency item and a true-up of deferred tax assets in a foreign jurisdiction to reflect a higher enacted tax rate.
     First quarter 2008 GAAP net income was $6.1 million, or $0.14 per share, compared to net loss of $(6.4) million, or $(0.14) per share in the fourth quarter of 2007 and net loss of $(12.4) million, or $(0.25) per share in the first quarter of 2007. On a non-GAAP basis, the Company recorded net income of $3.8 million, or $0.08 per share in the first quarter of 2008, compared to net income of $2.3 million, or $0.05 per share in the fourth quarter of 2007 and net loss of $(7.0) million, or $(0.14) per share in the first quarter of 2007.
     Items excluded from non-GAAP net income in the first quarter of 2008 include 1) a net gain of $11.6 million realized on the repurchase of $50.2 million of the Company’s convertible subordinated debentures, and 2) the reclassification of a $6.5 million unrealized loss on an equity investment in a publicly-traded foundry partner from shareholders’ equity to the statement of operations. The reclassification was required based on the duration of time that the investment has been below cost and the decline in the stock price during the quarter.
     Under its previously announced stock repurchase program, the Company repurchased approximately 1.6 million shares during the first quarter of 2008.
     “During the first quarter, we achieved further reductions in operating expenses as a result of our ongoing restructuring initiatives and improved our balance sheet with the retirement of debt,” said Bruce Walicek, President and CEO of Pixelworks. “While revenue came in at the high end of the range during this seasonally slow quarter, we began to see the effects of a more cautious global consumer spending environment among our customers. We will remain focused on continuing to deliver improvements to our business model while leveraging our R&D investment into value added products and markets.”
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Pixelworks Reports First Quarter 2008 Financial Results
April 24, 2008

Business Outlook for Second Quarter 2008
     The following statements are based on the Company’s current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. These statements do not include the potential impact of any investments outside the ordinary course of business, mergers or acquisitions that may be completed after March 31, 2008 or other future events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the Company or any other person that the events or circumstances described in such statements are material. The Company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.
     The Company expects to record GAAP net loss per share in the second quarter of 2008 of ($0.03) to $(0.10) and to record non-GAAP net income (loss) per share of $(0.05) to $0.02, based on the following estimates:
▪	The Company anticipates second quarter revenue of $19 million to $21 million. Revenue is highly dependent on a number of factors including, but not limited to, consumer confidence and spending, seasonality in the consumer electronics market, general economic conditions, the Company’s ability to secure additional design wins, timely customer transition to new product designs, new product introductions, production yields, growth rates in the advanced television, multimedia projector, advanced media processor, and LCD monitor and panel markets, levels of inventory at distributors and customers, and supply of products from third party foundries.

▪	GAAP gross profit margin of approximately 46.0 to 49.0 percent. Non-GAAP gross profit margin of approximately 49.5 to 52.5 percent, which excludes an estimated $0.7 million for the amortization of acquired intangible assets, restructuring charges and stock-based compensation. Gross profit margin may be higher or lower than expected due to many factors including, but not limited to, competitive pricing actions, changes in estimated product costs, revenue levels and product mix, new product yields, and inventory and warranty reserve changes.

▪	GAAP operating expenses of $11.5 million to $12.5 million and non-GAAP operating expenses of $10.0 million to $11.0 million. Non-GAAP operating expenses exclude approximately $1.5 million in expenses for stock-based compensation, restructuring charges and amortization of acquired intangible assets.
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Pixelworks Reports First Quarter 2008 Financial Results
April 24, 2008

▪	Interest and other income, net of approximately $150,000 on both a GAAP and non-GAAP basis.

▪	A tax provision of $250,000 to $750,000 on both a GAAP and non-GAAP basis.
About Pixelworks, Inc.
     Pixelworks, headquartered in Tualatin, Oregon, is an innovative designer, developer and marketer of video and pixel processing technology semiconductors and software for high-end digital video applications. At design centers in Shanghai and San Jose, Pixelworks engineers push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.
     For more information, please visit the Company’s Web site at www.pixelworks.com.
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     Pixelworks® and the Pixelworks logo® are trademarks of Pixelworks, Inc. All other trademarks are the property of their respective owners.
Non-GAAP Financial Measures
     This press release makes reference to non-GAAP gross profit margins, operating expenses and net income (loss) which exclude a gain on the repurchase of long-term debt, an other-than-temporary impairment of a marketable security, restructuring charges, acquisition-related items and stock-based compensation expense, all of which are required under GAAP. The Company believes these non-GAAP measures provide a meaningful perspective on its underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Company’s website.
Safe Harbor Statement
     This release contains statements, including the statements in Bruce Walicek’s quote and the “Business Outlook for Second Quarter 2008” section above, that are forward-looking statements within the meaning of the “Safe Harbor” provisions of the federal Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company’s business. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from the description contained herein due to many factors including those described above and the following: changes in growth in the advanced television, multimedia projector, advanced media processor, and LCD panel and monitor markets; changes in consumer confidence or spending; changes in customer ordering patterns or lead times; seasonality in the consumer electronics market; the success of our products in expanded markets; success in achieving operating efficiencies from our restructuring efforts, our efforts to maintain profitability and a positive EBITDA, competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; insufficient, excess or obsolete inventory and variations in inventory valuation; our product mix; new product yield rates, changes in regional demand for our product, non-acceptance of the combined technologies by leading manufacturers; changes in the recoverability of intangible assets and long lived assets; supply of products from third party foundries; and other risk factors listed from time to time in the Company’s Securities and Exchange Commission filings.
     The forward-looking statements we make today, speak as of today, and we do not undertake any obligation to update any such statements to reflect events or circumstances occurring after today. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent SEC filings for a description of factors that could cause actual results to differ materially from the preliminary results announced.
– Financial Tables Follow –
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Pixelworks Reports First Quarter 2008 Financial Results
April 24, 2008

PIXELWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2008	2007	2007
Revenue, net	$23,976	$26,970	$23,981
Cost of revenue (1)	12,305	13,826	14,128

Gross profit	11,671	13,144	9,853

Operating expenses:
Research and development (2)	6,722	8,180	11,975
Selling, general and administrative (3)	4,686	5,202	7,525
Restructuring	1,008	6,237	2,768
Amortization of acquired intangible assets	90	90	90

Total operating expenses	12,506	19,709	22,358

Loss from operations	(835)	(6,565)	(12,505)

Gain on repurchase of long-term debt, net	11,557	—	—
Other-than-temporary impairment of marketable security	(6,490)	—	—
Interest income	983	1,361	1,527
Interest expense	(573)	(639)	(657)
Amortization of debt issuance costs	(146)	(165)	(165)

Interest and other income, net	5,331	557	705

Income (loss) before income taxes	4,496	(6,008)	(11,800)

Provision (benefit) for income taxes	(1,637)	441	622

Net income (loss)	$6,133	$(6,449)	$(12,422)

Net income (loss) per share — basic and diluted	$0.14	$(0.14)	$(0.25)

Weighted average shares outstanding:
Basic	44,791	46,292	48,780

Diluted	49,943	46,292	48,780

(1) Includes:
Amortization of acquired developed technology	$705	$705	$705
Restructuring	—	25	101
Stock-based compensation	18	28	20
(2) Includes stock-based compensation	449	602	670
(3) Includes stock-based compensation	425	894	1,033

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Pixelworks Reports First Quarter 2008 Financial Results
April 24, 2008

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2008	2007	2007
Reconciliation of GAAP gross profit and non-GAAP gross profit

GAAP gross profit	$11,671	$13,144	$9,853

Amortization of acquired developed technology	705	705	705
Restructuring	—	25	101
Stock-based compensation	18	28	20

Total reconciling items included in cost of revenue	723	758	826

Non-GAAP gross profit	$12,394	$13,902	$10,679

Non-GAAP gross profit margin	51.7%	51.5%	44.5%

Reconciliation of GAAP and non-GAAP operating expenses

GAAP operating expenses	$12,506	$19,709	$22,358

Reconciling item included in research and development:
Stock-based compensation	449	602	670
Reconciling item included in selling, general and administrative:
Stock-based compensation	425	894	1,033
Restructuring	1,008	6,237	2,768
Amortization of acquired intangible assets	90	90	90

Total reconciling items included in operating expenses	1,972	7,823	4,561

Non-GAAP operating expenses	$10,534	$11,886	$17,797

*	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net income (loss) and GAAP net income (loss) per share due to the exclusion of a gain on the repurchase of long-term debt, an other-than-temporary impairment of a marketable security, restructuring charges, acquisition-related items and stock-based compensation expense. Pixelworks’ management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks’ results of operations allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non- GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

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Pixelworks Reports First Quarter 2008 Financial results
April 24, 2008

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2008	2007	2007
Reconciliation of GAAP and non-GAAP net income (loss)

GAAP net income (loss)	$6,133	$(6,449)	$(12,422)

Gain on repurchase of long-term debt, net	(11,557)	—	—
Other than temporary impairment of marketable security	6,490	—	—
Reconciling items included in cost of revenue	723	758	826
Reconciling items included in operating expenses	1,972	7,823	4,561
Tax effect of non-GAAP adjustments	—	123	29

Non-GAAP net income (loss)	$3,761	$2,255	$(7,006)

Non-GAAP net income (loss) per share — basic and diluted	$0.08	$0.05	$(0.14)

Non-GAAP weighted average shares outstanding
Basic	44,791	46,292	48,780

Diluted	44,829	46,357	48,780

*	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net income (loss) and GAAP net income (loss) per share due to the exclusion of a gain on the repurchase of long-term debt, an other-than-temporary impairment of a marketable security, restructuring charges, acquisition-related items and stock-based compensation expense. Pixelworks’ management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks’ results of operations allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

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Pixelworks Reports First Quarter 2008 Financial results
April 24, 2008

PIXELWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2008	2007
ASSETS

Current assets:
Cash and cash equivalents	$45,314	$74,572
Short-term marketable securities	27,920	34,581
Accounts receivable, net	5,844	6,223
Inventories, net	8,253	11,265
Prepaid expenses and other current assets	4,465	3,791

Total current assets	91,796	130,432

Long-term marketable securities	8,177	9,804
Property and equipment, net	6,188	6,148
Other assets, net	7,276	6,902
Debt issuance costs, net	1,362	2,260
Acquired intangible assets, net	5,576	6,370

Total assets	$120,375	$161,916

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,751	$3,992
Accrued liabilities and current portion of long-term liabilities	11,864	13,848
Current portion of income taxes payable	208	232

Total current liabilities	15,823	18,072

Long-term liabilities, net of current portion	1,723	1,236
Income taxes payable, net of current portion	10,250	10,635
Long-term debt	89,752	140,000

Total liabilities	117,548	169,943

Shareholders’ equity (deficit)	2,827	(8,027)

Total liabilities and shareholders’ equity	$120,375	$161,916